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Exhibit T3E.2

        Form of Consent and Letter of Transmittal to holders of 8.75% Senior Notes due 2017

CONSENT AND LETTER OF TRANSMITTAL

Colt Defense LLC
Colt Finance Corp.

Offer to Exchange
10.0% Junior Priority Senior Secured Notes due 2023 of Colt Defense LLC and
Colt Finance Corp. for Any and All Outstanding
8.75% Senior Notes due 2017 of Colt Defense LLC and Colt Finance Corp.
(CUSIP Nos. 19686TAA5 and 19686TAC1)
AND
Solicitation of Consents in Respect of 8.75% Senior Notes due 2017 of
Colt Defense LLC and Colt Finance Corp.
AND
Solicitation of Acceptances of a Prepackaged Plan of Reorganization

        THE EXCHANGE OFFER AND SOLICITATION OF CONSENTS FOR THE OLD NOTES (AS DEFINED HEREIN) WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON MAY 11, 2015 UNLESS THE EXCHANGE OFFER AND SOLICITATION OF CONSENTS ARE EXTENDED BY COLT (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE").

        HOLDERS WHO DESIRE TO RECEIVE THE TOTAL CONSIDERATION (AS DEFINED IN THE OFFER TO EXCHANGE AND DISCLOSURE STATEMENT), WHICH CONSISTS OF THE EXCHANGE CONSIDERATION (AS DEFINED IN THE OFFER TO EXCHANGE AND DISCLOSURE STATEMENT) AND THE CONSENT PAYMENT (AS DEFINED IN THE OFFER TO EXCHANGE AND DISCLOSURE STATEMENT), IN THE EXCHANGE OFFER WITH RESPECT TO THEIR OLD NOTES MUST BOTH TENDER THEIR OLD NOTES, DELIVER THEIR CONSENTS TO THE PROPOSED AMENDMENTS (AS DEFINED IN THE OFFER TO EXCHANGE AND DISCLOSURE STATEMENT) AND VOTE TO ACCEPT THE PREPACKAGED PLAN (AS DEFINED IN THE OFFER TO EXCHANGE AND DISCLOSURE STATEMENT) ON OR PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON MAY 11, 2015, UNLESS EXTENDED BY COLT (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "CONSENT EXPIRATION TIME"). HOLDERS WHO TENDER THEIR OLD NOTES, DELIVER THEIR CONSENTS (AS DEFINED IN THE OFFER TO EXCHANGE AND DISCLOSURE STATEMENT) AND VOTE TO ACCEPT THE PREPACKAGED PLAN AFTER THE CONSENT EXPIRATION TIME WILL RECEIVE ONLY THE EXCHANGE CONSIDERATION.

        TENDERS OF OLD NOTES MAY BE WITHDRAWN, CONSENTS MAY BE REVOKED AND VOTES TO ACCEPT THE PREPACKAGED PLAN (IF PARTICIPATING IN THE EXCHANGE OFFER) MAY BE MODIFIED ON OR PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON MAY 11, 2015, UNLESS EXTENDED BY COLT (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "WITHDRAWAL DEADLINE"). HOLDERS MAY WITHDRAW THEIR TENDERED OLD NOTES, REVOKE THEIR CONSENTS AND MODIFY THEIR VOTES TO ACCEPT THE PREPACKAGED PLAN (IF PARTICIPATING IN THE EXCHANGE OFFER) ON OR PRIOR TO THE WITHDRAWAL DEADLINE, BUT HOLDERS MAY NOT WITHDRAW THEIR TENDERED OLD NOTES, REVOKE THEIR CONSENTS OR MODIFY THEIR VOTES TO ACCEPT THE PREPACKAGED PLAN (IF PARTICIPATING IN THE EXCHANGE OFFER) AFTER THE WITHDRAWAL DEADLINE. HOLDERS SUBMITTING THIS CONSENT AND LETTER OF TRANSMITTAL MUST ALSO SUBMIT THE BENEFICIAL BALLOT TO ACCEPT THE PREPACKAGED PLAN TO THE VOTING AGENT. HOLDERS MAY NOT PARTICIPATE IN THE EXCHANGE OFFER WITHOUT DELIVERING A BALLOT TO ACCEPT THE PREPACKAGED PLAN TO THE VOTING AGENT.

The Information Agent and the Exchange Agent for the Exchange Offer and the Consent Solicitation
and the Voting Agent for the Prepackaged Plan is:

KCC Email: ColtInfo@kccllc.com

Banks and Brokers call: 917-281-4800
Toll free: 888-251-3076

By facsimile: 917-281-4921
(For Eligible Institutions only)
Attention: Colt Defense

Confirmation:
917-281-4800

By Mail, Overnight Courier or Hand Delivery:
KCC
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
Attn: Colt Defense

        DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS CONSENT AND LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID TENDER. THE INSTRUCTIONS ACCOMPANYING THIS CONSENT AND LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED.

        HOLDERS OF OLD NOTES SUBMITTING THIS CONSENT AND LETTER OF TRANSMITTAL MUST ALSO SUBMIT THE BENEFICIAL BALLOT TO ACCEPT THE PREPACKAGED PLAN TO THE VOTING AGENT. ACCORDINGLY, THE BENEFICIAL BALLOT SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED.

        All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Offer to Exchange and Disclosure Statement.

        This Consent and Letter of Transmittal is to be used (i) if certificates of Old Notes are to be forwarded herewith or (ii) if delivery of Old Notes is to be made by book-entry transfer to an account established by the Exchange Agent pursuant to the procedures set forth in "Procedures for Tendering Old Notes, Delivering Consents to Proposed Amendments and Voting on Prepackaged Plan—Exchange Offer and Consent Solicitation" in the Offer to Exchange and Disclosure Statement and such tender is not being made under the DTC Automated Tender Offer Program ("ATOP"). Holders that are tendering their Old Notes and submitting this Consent and Letter of Transmittal must separately submit the Beneficial Ballot to accept the Prepackaged Plan to the Voting Agent.

        Holders that are tendering by book-entry transfer to the account established at DTC may electronically transmit their acceptances of the Exchange Offer and deliver their Consents through ATOP, for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer and the Consent Solicitation on behalf of holders must transmit their acceptances to DTC, which will then verify such acceptances of the Exchange Offer and delivery of the Consents, execute a book-entry transfer into the account established at DTC and send an Agent's Message to the Exchange Agent for its acceptance. Holders that are tendering their Old Notes and delivering their Consents through ATOP must separately deliver the Beneficial Ballot to accept the Prepackaged Plan to such holders' nominees in sufficient time to cast on the Master Ballot prepared by such nominees and submitted to the Voting Agent.

        Holders who tender their Old Notes pursuant to this Consent and Letter of Transmittal or through ATOP, as described above, will be deemed to consent (as to the amount of Old Notes so tendered) to the Proposed Amendments. The Proposed Amendments constitute a single proposal and a consenting holder must consent to the Proposed Amendments in their entirety and may not consent selectively with respect to certain of the Proposed Amendments.

        QUESTIONS AND REQUESTS FOR ASSISTANCE RELATING TO THE OFFER TO EXCHANGE AND DISCLOSURE STATEMENT, THIS CONSENT AND LETTER OF TRANSMITTAL OR THE BALLOTS MAY BE DIRECTED TO THE EXCHANGE AGENT, THE INFORMATION AGENT OR THE VOTING AGENT, AS APPLICABLE.

        REQUESTS FOR ADDITIONAL COPIES OF THE OFFER TO EXCHANGE AND DISCLOSURE STATEMENT, THIS CONSENT AND LETTER OF TRANSMITTAL OR THE BALLOTS MAY BE DIRECTED TO THE INFORMATION AGENT.

        EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL WILL CONSTITUTE AN EXPRESS WAIVER WITH RESPECT TO ALL CLAIMS AGAINST COLT AND OF ANY BREACH THAT MAY OTHERWISE ARISE UNDER THE OLD NOTES INDENTURE.

        TENDERING HOLDERS MUST COMPLETE THE APPROPRIATE BOX(ES) BELOW WITH RESPECT TO THE OLD NOTES TO WHICH THIS CONSENT AND LETTER OF TRANSMITTAL RELATES.

        List below the Old Notes to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts of the Old Notes being tendered on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal.

8.75% Senior Notes due 2017 (the "Old Notes")

Name and Address of Registered Holder (fill in, if blank)	Certificate Number(s)(1)	Principal Amount Tendered for Exchange and As To Which Consents Are Delivered(2)(3)

$

(1)	Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.
(2)	All principal amounts must be in permitted denominations as specified in the terms of such Old Notes and in the Offer to Exchange and Disclosure Statement.
(3)	Upon the terms and subject to the conditions described in the Offer to Exchange and Disclosure Statement and this Consent and Letter of Transmittal, Colt is soliciting the consents of holders of Old Notes to certain Proposed Amendments with respect to any and all of the outstanding Old Notes. Holders who tender their Old Notes pursuant to this Consent and Letter of Transmittal will be deemed to consent (as to the amount of Old Notes so tendered) to the Proposed Amendments. Holders may not tender their Old Notes without delivering the related Consents and holders may not deliver Consents without tendering Old Notes. Holders tendering Old Notes through ATOP must also cause their nominees to submit the Master Ballot to accept the Prepackaged Plan or if tender of Old Notes is not being made through ATOP, submit the Beneficial Ballot to accept the Prepackaged Plan to the Voting Agent.

        The undersigned has completed, executed and delivered this Consent and Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer and the Consent Solicitation. Holders who wish to tender their Old Notes and deliver their Consent pursuant to this Consent and Letter of Transmittal must complete the applicable portions of this Consent and Letter of Transmittal in its entirety and submit the Beneficial Ballot to accept the Prepackaged Plan to the Voting Agent.

        Holders who tender Old Notes in the Exchange Offer are obligated to consent to the Proposed Amendments and submit a Ballot to accept the Prepackaged Plan. The completion, execution and delivery of this Consent and Letter of Transmittal will constitute the Consent of a tendering holder to the Proposed Amendments.

        Holders must check the box below to validly deliver this Consent and Letter of Transmittal and therefore tender their Old Notes. A holder's tender of Old Notes will not be valid unless the box below is checked.

☐
CHECK HERE TO ACKNOWLEDGE THAT BY DELIVERING THIS CONSENT AND LETTER OF TRANSMITTAL YOU UNDERSTAND THAT YOU MUST ALSO CAUSE A BALLOT TO ACCEPT THE PREPACKAGED PLAN TO BE SUBMITTED TO THE VOTING AGENT. YOU UNDERSTAND THAT YOU MAY NOT PARTICIPATE IN THE EXCHANGE OFFER WITHOUT CAUSING THE DELIVERY OF A BALLOT TO ACCEPT THE PREPACKAGED PLAN TO THE VOTING AGENT.

        Holders may not deliver Consents without tendering Old Notes. For Holders that are tendering Old Notes and delivering Consents:

☐
CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT ESTABLISHED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

 NOTE: SIGNATURES MUST BE PROVIDED BELOW
BY ALL HOLDERS TENDERING OLD NOTES
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        By the execution hereof, the undersigned hereby acknowledges receipt of the Offer to Exchange, Consent Solicitation Statement, and Disclosure Statement Soliciting Acceptances of a Prepackaged Plan of Reorganization, dated April 14, 2015 (as it may be supplemented and amended from time to time, the "Offer to Exchange and Disclosure Statement"), of Colt Defense LLC and Colt Finance Corp. ("Colt," "we," "our" and "us") and this consent and letter of transmittal (as it may be supplemented and amended from time to time, this "Consent and Letter of Transmittal"). We urge you to review the Offer to Exchange and Disclosure Statement for the terms and conditions of the Exchange Offer. Certain terms used but not defined herein have the meaning given to them in the Offer to Exchange and Disclosure Statement.

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Colt the above described principal amount of Old Notes. Subject to and effective upon the acceptance for exchange of, and exchange of, the Old Notes tendered herewith, the undersigned hereby (1) irrevocably sells, assigns and transfers to Colt all right, title and interest in and to all such Old Notes that are being tendered herewith, (2) releases and discharges Colt, its subsidiaries and affiliates, and any of their respective directors, officers, employees, governing board members, shareholders, members, agents and advisors (collectively, the "Colt Parties") from any and all claims such holder may have now, or may have in the future, arising out of, or related to, the Colt Parties, the Old Notes, the Exchange Offer, the Consent Solicitation, the solicitation for acceptances of the Prepackaged Plan, this Offer to Exchange and Disclosure Statement and related agreements, instruments, or other documents, other than claims or liabilities arising out of or relating to any act or omission of a Colt Party that is determined by a final, nonappealable judgment to have constituted willful misconduct, fraud, or gross negligence by the Colt Party and (3) irrevocably appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of Colt with respect to the tendered Old Notes with full power coupled with an interest) to (a) deliver certificates representing the Old Notes, or transfer ownership of the Old Notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon Colt's order, as applicable, (b) present the Old Notes for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of the Old Notes (except that the Exchange Agent will have no rights to or control over Colt's funds, except as Colt's agent, for the offer consideration for any tendered Old Notes that are exchanged by Colt), all in accordance with the terms of the Exchange Offer.

        In all cases, exchange of, and payment for, Old Notes pursuant to the Exchange Offer will be made by the deposit of the Exchange Consideration with the Exchange Agent (or upon the Exchange Agent's instructions, DTC), which will act as your agent for the purposes of receiving New Notes from Colt and delivering such New Notes to you at such times specified in the Offer to Exchange and Disclosure Statement.

        Subject to applicable regulations of the Securities and Exchange Commission, if, for any reason whatsoever, acceptance for exchange of, or exchange of, any Old Notes tendered pursuant to the Exchange Offer is delayed (whether before or after Colt's acceptance for exchange of, or exchange of, Old Notes) or Colt extends the Exchange Offer or is unable to accept for exchange or to exchange the Old Notes tendered pursuant to the Exchange Offer, Colt may instruct the Exchange Agent to retain tendered Old Notes, and those Old Notes may not be withdrawn, except to the extent that you are entitled to the withdrawal rights set forth in the Offer to Exchange and Disclosure Statement. If you have tendered Old Notes, you may withdraw those Old Notes prior to the Withdrawal Deadline by delivering a written notice of withdrawal subject to the limitations and requirements described in

"Procedures for Tendering Old Notes, Delivering Consents to Proposed Amendments and Voting on Prepackaged Plan—Exchange Offer and Consent Solicitation" in the Offer to Exchange and Disclosure Statement.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby, and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that, when the Old Notes are accepted for exchange, Colt will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Old Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by Colt or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. The undersigned has read the Offer to Exchange and Disclosure Statement and agrees to all of the terms of the Exchange Offer.

        The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in the Offer to Exchange and Disclosure Statement under the heading "Procedures for Tendering Old Notes, Delivering Consents to Proposed Amendments and Voting on Prepackaged Plan—Exchange Offer and Consent Solicitation" and in the instructions herein will, upon Colt's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and Colt, upon the terms and subject to the conditions of the Exchange Offer.

        The Exchange Offer is subject to certain conditions described in the section of the Offer to Exchange and Disclosure Statement entitled "The Exchange Offer and the Consent Solicitation—Conditions of the Exchange Offer and the Consent Solicitation."

        The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Old Notes. The certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

        Unless otherwise indicated in the boxes entitled "Special Delivery Instructions" or "Special Issuance Instructions" in this Consent and Letter of Transmittal, certificates for all New Notes delivered in exchange for tendered Old Notes and any Old Notes delivered herewith but not exchanged will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If New Notes are to be issued to a person other than the person(s) signing this Consent and Letter of Transmittal, or if New Notes are to be mailed to someone other than the person(s) signing this Consent and Letter of Transmittal or to the person(s) signing this Consent and Letter of Transmittal at an address different than the address shown on this Consent and Letter of Transmittal, the appropriate boxes of this Consent and Letter of Transmittal should be completed.

        All authority herein conferred or agreed to be conferred in this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives successors and assigns of the undersigned.

        If Old Notes are surrendered by holder(s) that have completed either the boxes entitled "Special Delivery Instructions" or "Special Issuance Instructions" in this Consent and Letter of Transmittal, signature(s) on this Consent and Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor (as defined in Instruction 4).

        THE UNDERSIGNED, BY COMPLETING THE BOX(ES) ABOVE AND SIGNING THIS CONSENT AND LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED ITS OLD NOTES AND DELIVERED CONSENT WITH RESPECT TO SUCH OLD NOTES AS SET FORTH IN SUCH BOX(ES).

        HOLDERS OF OLD NOTES SUBMITTING THIS CONSENT AND LETTER OF TRANSMITTAL MUST ALSO SUBMIT THE BENEFICIAL BALLOT TO ACCEPT THE PREPACKAGED PLAN TO THE VOTING AGENT. ACCORDINGLY, THE BENEFICIAL BALLOT SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED.

 ACKNOWLEDGEMENT OF REPRESENTATIONS AND WARRANTIES
BY HOLDERS THAT ARE TENDERING OLD NOTES

        The Exchange Offer and the issuance of New Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities laws and, unless so registered, the New Notes may not be offered, sold, pledged or otherwise transferred within the United States or to or for the account of any U.S. person except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws.

        By signing this Consent and Letter of Transmittal, the undersigned represents, warrants and acknowledges that:

  (i)
  it (a) is able to act on its own behalf in the transactions contemplated by the Offer to Exchange and Disclosure Statement, (b) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the New Notes, and (c) (or the account for which it is acting) has the ability to bear the economic risks of its prospective investment in the New Notes and can afford the complete loss of such investment;

  (ii)
  (a) none of Colt or its affiliates, the Information Agent, the Exchange Agent or any person acting on behalf of any of the foregoing has made any statement, representation, or warranty, express or implied, to it with respect to Colt or the offer or sale of any New Notes, other than the information Colt has included in the Offer to Exchange and Disclosure Statement, including the information incorporated therein by reference (and as supplemented to the Expiration Date), and (b) any information it desires concerning Colt, the New Notes or any other matter relevant to its decision to acquire the New Notes (including a copy of the Offer to Exchange and Disclosure Statement) is or has been made available to it;

  (iii)
  if it is acquiring any New Notes for the account of one or more holders of Old Notes, it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

  (iv)
  by acceptance of a New Note it shall be deemed to have represented and warranted that either (a) no portion of the assets used to acquire or hold the New Notes constitutes assets of any employee benefit plan subject to Title I of ERISA, any plan, account or other arrangement subject to Section 4975 of the Code, or any entity whose underlying assets are considered to include "plan assets" of any such plan, account or arrangement or any other plan subject to any applicable Similar Laws or (b) the acquisition and holding of the New Notes (and the exchange of Old Notes for New Notes) will not constitute a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a similar violation under any applicable Similar Law; and

  (v)
  (a) in connection with its tender of Old Notes in the Exchange Offer, it must also cause a Ballot to accept the Prepackaged Plan to be submitted to the Voting Agent and (b) it may not participate in the Exchange Offer without causing the delivery of a Ballot to accept the Prepackaged Plan to the Voting Agent.

 NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        The undersigned hereby tenders to Colt, and delivers its Consent to the Proposed Amendments with respect to, the principal amount of Old Notes indicated in the table above under the column heading "Principal Amount Tendered for Exchange and As To Which Consents Are Delivered." The undersigned understands that even though it has given its Consent, the effectiveness of the Proposed Amendments are conditioned upon the receipt of the requisite Consents, and the Proposed Amendments will not become operative until immediately prior to the acceptance of the Old Notes to which such Consents relate in the Exchange Offer.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful Exchange Agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of Colt) with respect to such Old Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Old Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Old Notes on the account books maintained by DTC to, or upon the order of, Colt, as applicable, (ii) present such Old Notes for transfer of ownership on the books of Colt, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, and (iv) deliver to Colt and the trustee under the Old Notes Indenture (the "Trustee") this Consent and Letter of Transmittal as evidence of the undersigned's Consent to the Proposed Amendments and as certification that requisite Consents to the Proposed Amendments have been duly executed and delivered.

        In all cases, the exchange of, and payment for, Old Notes pursuant to the Exchange Offer will be made by the deposit of the Exchange Consideration with the Exchange Agent (or upon the Exchange Agent's instructions, DTC), which will act as your agent for the purposes of receiving New Notes from Colt and delivering such New Notes to you at such times specified in the Offer to Exchange and Disclosure Statement.

        The undersigned agrees and acknowledges that by the execution and delivery hereof, the undersigned makes and provides a written Consent to the Proposed Amendments with respect to the aggregate principal amount of Old Notes held by the undersigned and indicated in the table above under the column heading "Principal Amount Tendered for Exchange and As To Which Consents Are Delivered," as permitted by the Old Notes Indenture. Consents may be revoked in writing at any time on or prior to the Withdrawal Deadline, subject to the limitations and requirements described in "Procedures for Tendering Old Notes, Delivering Consents to Proposed Amendments and Voting on Prepackaged Plan—Exchange Offer and Consent Solicitation" in the Offer to Exchange and Disclosure Statement. The undersigned understands that the Consent provided hereby shall remain in full force and effect until such Consent is revoked in accordance with the procedures set forth in Instruction 10 to this Consent and Letter of Transmittal, which procedures are hereby agreed to be applicable in lieu of any and all other procedures for revocation set forth in the Old Notes Indenture, which the undersigned hereby waives. The undersigned also understands that the Supplemental Indenture providing for the Proposed Amendments will be executed by Colt and the Trustee and become binding upon receipt of the requisite Consents for the Old Notes. The undersigned also understands that no revocation of a Consent may be made after the execution of the Supplemental Indenture. The undersigned understands that the Proposed Amendments constitute a single proposal and that the Consent is being delivered to the Proposed Amendments as an entirety.

        If the Consent Solicitation is amended prior to the Expiration Date in a manner determined by Colt to constitute a material adverse change to the holders of Old Notes, Colt will disclose promptly such amendment and, if necessary, extend the Consent Solicitation for a period deemed by Colt to be adequate to permit holders to deliver or revoke their Consents.

        Consents received by the Exchange Agent will be deemed to have been accepted if, as and when Colt gives written notice to the Trustee of the receipt by the Exchange Agent of the requisite Consents, and the Supplemental Indenture is executed.

        By signing this Consent and Letter of Transmittal, the undersigned represents, warrants and acknowledges that:

  (i)
  the undersigned has full power and authority to give the Consent contained herein and is the registered holder or beneficial owner of the Old Notes indicated on the table above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by Colt to be necessary or desirable to perfect the undersigned's Consent to the Proposed Amendments or to complete the execution of the Supplemental Indenture;

  (ii)
  the undersigned has had access to such financial and other information concerning Colt as it has deemed necessary in connection with its decision to consent to the Proposed Amendments, including an opportunity to ask questions of and request information from the Exchange Agent; and

  (iii)
  Colt is relying upon the representations, warranties and agreements of the undersigned in this Consent and Letter of Transmittal in determining the applicability of certain laws and regulations to the Consent Solicitation.

        All authority conferred or agreed to be conferred by this Consent shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

        All questions as to the form of all the documents and the validity (including time of receipt) and acceptance of the deliveries and revocations of Consents will be determined by Colt, in its sole discretion, which determination shall be final and binding.

 PLEASE SIGN HERE

(To be completed by all tendering and consenting holders of Old Notes)
(In addition, complete Form W-9 or applicable Form W-8; see Instruction 13)

PLEASE SIGN HERE	PLEASE SIGN HERE

Authorized Signature of Registered Holder	Authorized Signature of Registered Holder

        This Consent and Letter of Transmittal must be signed by registered holder(s) exactly as such registered holder(s) name(s) appear(s) on the Old Notes or on a security position listing as the owner of the Old Notes or by person(s) authorized to become registered holder(s) by validly completed bond powers transmitted herewith. See Instruction 4. If the signature is by an attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information:

Name:	Name:

Title:	Title:

Address:	Address:

Telephone Number:	Telephone Number:

Dated:	Dated:

Taxpayer Identification or Social Security Number	Taxpayer Identification or Social Security Number

 SIGNATURE GUARANTEE
(If required; see Instruction 4)

Name of Eligible Institution
Guaranteeing Signature:

Signature(s) Guaranteed by an
Eligible Institution:
Authorized Signature

Address:

Telephone Number:

Signature(s) Guaranteed by an
Eligible Institution:
Authorized Signature

Printed Name:

Capacity (full title):

Date:

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 4 and 5)

        To be completed ONLY if the New Notes or any Old Notes not tendered or not accepted are to be issued in the name of someone other than the undersigned.

Issue (check as applicable):

  ☐
  New Notes

  ☐
  Old Notes

Name(s)

Address

Telephone Number:

DTC Account:	(Tax Identification or Social Security number)

 SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4 and 5)

        To be completed ONLY if the New Notes or any Old Notes not tendered or not accepted are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Send (check as applicable):

  ☐
  New Notes

  ☐
  Old Notes

Name(s)

Address

Telephone Number:

DTC Account:	(Tax Identification or Social Security number)

 INSTRUCTIONS

Forming Part of the Terms and Conditions of
the Exchange Offer and the Consent Solicitation

1.     Delivery of this Consent and Letter of Transmittal.

        All physically delivered Old Notes or confirmation of any book-entry transfer to the account established at DTC, as well as a validly completed and duly executed copy of this Consent and Letter of Transmittal (or facsimile thereof), and any other documents required by this Consent and Letter of Transmittal with any required signature guarantees or, in the case of a book-entry transfer, an appropriate Agent's Message, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date (or the Consent Expiration Time, if the holder wishes to tender prior to the Consent Expiration Time).

        The method of delivery of this Consent and Letter of Transmittal, the Old Notes and all other required documents is at the election and risk of the holder. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service, properly insured. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent.

        Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Old Notes, and deliver Consent, should contact such registered holder promptly and instruct such registered holder to tender the Old Notes, and deliver Consent, on such beneficial owner's behalf. Such holder should be aware that such nominee may have deadlines earlier than the Consent Expiration Time or the Expiration Date for such nominee to be advised of the action that such holder may wish for such nominee to take with respect to such holder's Old Notes and, accordingly, such holder is urged to contact any custodial entity such as a broker, dealer, commercial bank, trust company or other nominee through which such holder hold its Old Notes as soon as possible in order to learn of the applicable deadlines of such nominee. If such beneficial owner wishes to tender directly, such beneficial owner must, prior to completing and executing this Consent and Letter of Transmittal and tendering Old Notes and delivering Consent, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's own name or obtain a validly completed bond power from the registered holder. Beneficial owner should be aware that the transfer of registered ownership may take considerable time.

        Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

        Colt expressly reserves the right, at any time or from time to time, to extend the Expiration Date.

LETTERS OF TRANSMITTAL
SHOULD NOT BE SENT TO COLT, DTC OR THE TRUSTEE.

2.     Partial Tenders.

        Tenders of Old Notes will be accepted only in permitted denominations as specified in the terms of such Old Notes and in the Offer to Exchange and Disclosure Statement. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered for Exchange and As to Which Consents Are Delivered" of the appropriate box(es) above. As soon as practicable after the settlement date, the Exchange Agent will return to any holder who partially tendered an Old Note a certificate for the portion of the Old Note that was not tendered and not exchanged for New Notes. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

        Any Old Notes which have been tendered but which are not accepted for exchange will be returned to the holder thereof without cost to such holder as promptly as practicable.

3.     Consents to Proposed Amendments.

        Holders may not deliver Consents without tendering Old Notes in the Exchange Offer. A valid Consent to the Proposed Amendments may be given only by a holder or its attorney-in-fact. Since Old Notes may not be tendered without a Consent to the Proposed Amendments, and a Consent to the Proposed Amendments may not be delivered without Old Notes being tendered in the Exchange Offer, a beneficial owner who is not a registered holder must arrange with such holder to execute and deliver a Consent on such beneficial owner's behalf, obtain a properly completed irrevocable proxy that authorizes such beneficial owner to consent to the Proposed Amendments on behalf of such holder or become a registered holder. Notwithstanding the foregoing, any DTC participant which has Old Notes credited to its DTC account at any time (and thereby held of record by DTC's nominee) may directly provide a Consent to the Proposed Amendments as though it were the registered holder by so completing, executing and delivering this Consent and Letter of Transmittal. A DTC participant using ATOP may validly deliver a Consent using ATOP with respect to the Old Notes tendered through ATOP.

4.     Vote for Prepackaged Plan.

        In order for a holder's tender of Old Notes to be valid, the Voting Agent must receive a Ballot to accept the Prepackaged Plan from such holder or from a nominee on behalf of such holder, as applicable, on or prior the Consent Expiration Time (if such holder wishes to receive the Consent Payment) or the Voting Deadline, as applicable, as described in the Offer to Exchange and Disclosure Statement section entitled "Procedures for Tendering Old Notes, Delivering Consents to Proposed Amendments and Voting on Prepackaged Plan—Prepackaged Plan." It is your responsibility to validly tender your Old Notes, deliver your Consents and vote to accept the Prepackaged Plan. In no event will the expiration or termination of the Exchange Offer, the Consent Solicitation or the failure by Colt to accept any Old Notes tendered in the Exchange Offer affect the validity of votes to accept the Prepackaged Plan.

5.     Signature on this Consent and Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

        If this Consent and Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby and/or with respect to which Consents are delivered, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Consent and Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

        If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Consent and Letter of Transmittal.

        If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal as there are different registrations of Old Notes.

        Signatures on all Consents and Letters of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a "Medallion Signature Guarantor"), unless the Old Notes tendered thereby are tendered (i) by a holder of Old Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Old Notes)

who has not completed either the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Consent and Letter of Transmittal or (ii) for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). If the Old Notes are registered in the name of a person other than the signer of this Consent and Letter of Transmittal or if Old Notes not accepted for exchange or not validly tendered are to be returned to a person other than the holder, then the signatures on this Consent and Letter of Transmittal accompanying the tendered Old Notes must be guaranteed by a Medallion Signature Guarantor as described above.

        If this Consent and Letter of Transmittal is signed by the registered holder or holders of Old Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security listing as the owner of the Old Notes) listed and tendered hereby, no endorsements of the tendered Old Notes or separate written instruments of transfer or exchange are required. In any other case, if tendering Old Notes, the registered holder (or acting holder) must either validly endorse the Old Notes or transmit validly completed bond powers with this Consent and Letter of Transmittal (in either case executed exactly as the name(s) of the registered holder(s) appear(s) on the Old Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Old Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Old Notes or bond power guaranteed by a Medallion Signature Guarantor (except where the Old Notes are tendered for the account of an Eligible Institution).

        If Old Notes are to be tendered by any person other than the person in whose name the Old Notes are registered, the Old Notes must be endorsed or accompanied by an appropriate written instrument or instruments of transfer executed exactly as the name or names of the holder or holders appear(s) on the Old Notes, with the signature(s) on the Old Notes or instruments of transfer guaranteed as provided above, and this Consent and Letter of Transmittal must be executed and delivered either by the holder or holders, or by the tendering person pursuant to a valid proxy signed by the holder or holders, which signature must, in either case, be guaranteed as provided below.

6.     Special Issuance and Delivery Instructions.

        A tendering holder should indicate, in the applicable box, the name and address in which the New Notes, or Old Notes for principal amounts not tendered or not accepted for exchange, are to be issued or delivered, if different from the names and addresses of the person signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon.

        If no instructions are given, the New Notes, and any Old Notes not tendered or not accepted, will be issued in the name of, and the New Notes, and any Old Notes not tendered or not accepted, will be delivered to, the acting holder of the Old Notes or deposited at such holder's account maintained at DTC, as applicable.

7.     Transfer Taxes.

        Colt shall pay or cause to be paid all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, transfer taxes are payable in circumstances where certificates for New Notes representing the Exchange Consideration or accrued and unpaid interest paid in New Notes, or Old Notes for principal amounts not tendered or not accepted for exchange, are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered or where tendered Old Notes are registered in the name of any person other than the person signing this Consent and Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

        Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Old Notes listed in this Consent and Letter of Transmittal.

8.     Waiver of Conditions.

        Colt reserves the absolute right to waive, in whole or in part, any of the specified conditions to the Exchange Offer and the Consent Solicitation, as applicable, set forth in the Offer to Exchange and Disclosure Statement.

9.     Mutilated, Lost, Stolen or Destroyed Notes.

        Any holder of Old Notes whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.   Certificated Old Notes.

        Colt believes that the Old Notes are currently represented by a global note deposited with a common depository at DTC. If you happen to hold Old Notes in physical, certificated form, you will need to enclose such Old Notes with this Consent and Letter of Transmittal in order to participate in the Exchange Offer and Consent Solicitation. If you need assistance in doing so, please contact the Exchange Agent at the address and telephone numbers set above.

11.   Withdrawal of Tenders and Revocation of Consents.

        Tenders of Old Notes may be withdrawn and Consents may be revoked at any time on or prior to the Withdrawal Deadline, subject to the limitations and requirements described in "Procedures for Tendering Old Notes, Delivering Consents to Proposed Amendments and Voting on Prepackaged Plan—Exchange Offer and Consent Solicitation" in the Offer to Exchange and Disclosure Statement.

        Old Notes tendered and not validly withdrawn and Consents delivered and not revoked on or prior to the Withdrawal Deadline (as described in the Offer to Exchange and Disclosure Statement section entitled "Procedures for Tendering Old Notes, Delivering Consents to Proposed Amendments and Voting on Prepackaged Plan—Exchange Offer and Consent Solicitation") may not be withdrawn or revoked at any time thereafter and Old Notes tendered and Consents delivered after the Withdrawal Deadline may not be withdrawn or revoked at any time, unless the Exchange Offer is terminated without any Old Notes being accepted or as required by applicable law. If such a termination occurs, the Old Notes will be returned to the tendering holder as promptly as practicable and previously delivered Consents will be deemed revoked, and the terms of the Proposed Amendments will not become operative.

        A holder who validly withdraws previously tendered Old Notes and validly revokes a Consent on or prior to the Withdrawal Deadline (as described in the Offer to Exchange and Disclosure Statement section entitled "Procedures for Tendering Old Notes, Delivering Consents to Proposed Amendments and Voting on Prepackaged Plan—Exchange Offer and Consent Solicitation") and does not validly re-tender Old Notes and validly re-deliver the corresponding Consent on or prior to the Consent

Expiration Time or on or prior to the Expiration Date will not receive the Total Consideration or the Exchange Consideration, respectively. A holder who validly withdraws previously tendered Old Notes and validly revokes a previously delivered Consent on or prior to the Withdrawal Deadline and validly re-tenders Old Notes and validly re-delivers a Consent on or prior to the Expiration Date (but after the Consent Expiration Time) will receive only the Exchange Consideration (assuming such Old Notes are accepted for exchange).

        Subject to applicable regulations of the Securities and Exchange Commission, if, for any reason whatsoever, acceptance for exchange of any Old Notes tendered pursuant to the Exchange Offer, or any Consents delivered pursuant to the Consent Solicitation, as applicable, is delayed (whether before or after Colt's acceptance for exchange of Old Notes) or Colt extends the Exchange Offer or Consent Solicitation, or is unable to accept for exchange, or exchange the Old Notes tendered pursuant to the Exchange Offer, Colt may instruct the Exchange Agent to retain tendered Old Notes, and those Old Notes may not be withdrawn, and all Consents previously delivered and not revoked will remain subject to the Consent Solicitation, except to the extent that you are entitled to the withdrawal and revocation rights set forth herein.

        To be effective, a written or facsimile transmission notice of withdrawal of a tender or a revocation of a Consent or a properly transmitted "Request Message" through DTC's ATOP system for either a withdrawal of a tender or a revocation of a Consent must: (1) be received by the Exchange Agent at the address specified in this Consent and Letter of Transmittal on or prior to the Withdrawal Deadline; (2) specify the name of the holder of the Old Notes and the corresponding Consent to be withdrawn or revoked, as applicable; (3) contain the description of the Old Notes to be withdrawn and the corresponding Consent to be withdrawn or revoked, as applicable, the certificate numbers shown on the particular certificates representing such Old Notes (or, in the case of Old Notes tendered by book-entry transfer, the number of the account at DTC from which the Old Notes were tendered and the name and number of the account at DTC to be credited with the Old Notes withdrawn) and the aggregate principal amount represented by such Old Notes; and (4) be signed by the holder of the Old Notes in the same manner as the original signature on this Consent and Letter of Transmittal or be accompanied by documents of transfer sufficient to have the Trustee register the transfer of the Old Notes into the name of the person withdrawing the Old Notes and must, if applicable, be guaranteed by an Eligible Institution.

        If the Old Notes to be withdrawn and the corresponding Consents to be revoked have been delivered or otherwise identified to the Exchange Agent, a properly executed, completed and delivered notice of withdrawal and revocation is effective immediately upon receipt by the Exchange Agent of written or facsimile transmission of the notice of withdrawal and revocation (or receipt of a Request Message) even if physical release is not yet effected. A withdrawal of Old Notes and the corresponding revocation of Consents can only be accomplished in accordance with the foregoing procedures. A holder must also follow the procedures described in the Offer to Exchange and Disclosure Statement section entitled "Procedures for Tendering Old Notes, Delivering Consents to Proposed Amendments and Voting on Prepackaged Plan—Prepackaged Plan" to modify its vote to accept the Prepackaged Plan.

        Colt will have the right, which may be waived, to reject the defective tender of Old Notes as invalid and ineffective.

        A valid withdrawal of tendered Old Notes, effected on or prior to the Withdrawal Deadline, will constitute the concurrent valid revocation of the related Consent to the Proposed Amendments. If you have tendered Old Notes, you may only revoke the related Consent by withdrawing your previously tendered Old Notes from the Exchange Offer.

        As a result, if you properly withdraw previously tendered Old Notes, you will not receive the Exchange Consideration or the Consent Payment. Any withdrawal of previously tendered Old Notes other than in accordance with the provisions described herein will not constitute a valid withdrawal of your tendered Old Notes or a valid revocation of your Consent.

        If Colt amends or modifies the terms of the Exchange Offer or the Consent Solicitation, or the information concerning the Exchange Offer or the Consent Solicitation in a manner determined by Colt to constitute a material change to holders of Old Notes, Colt will disseminate additional exchange offer materials and extend the period of the Exchange Offer or the Consent Solicitation, including any withdrawal and revocation rights, to the extent required by law and as Colt determines necessary. An extension of the Withdrawal Deadline, the Consent Expiration Time or the Expiration Date will not affect a holder's withdrawal and revocation rights unless otherwise provided in the Offer to Exchange and Disclosure Statement or in any additional exchange offer materials or as required by applicable law.

12.   Requests for Assistance or Additional Copies.

        Questions and requests for assistance relating to the Offer to Exchange and Disclosure Statement, this Consent and Letter of Transmittal, the Ballots and other related documents and relating to the procedure for tendering of the Old Notes and submission of the Ballots may be directed to the Exchange Agent, the Information Agent and/or the Voting Agent, as applicable, at the address and telephone numbers set forth above.

        Requests for additional copies of the Offer to Exchange and Disclosure Statement, this Consent and Letter of Transmittal or the Ballots may be directed to the Information Agent at the address and telephone numbers set forth above.

13.   Validity and Form.

        All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Old Notes and delivery of Consents pursuant to any of the procedures described above, and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by Colt in its sole discretion, which determination will be final and binding. Colt reserves the absolute right to reject any or all tenders of any Old Notes or delivery of Consents determined by Colt not to be in proper form, or if the acceptance of or exchange of such Old Notes may, in the opinion of Colt's counsel, be unlawful. Colt also reserves the right to waive any conditions to the Exchange Offer that it is legally permitted to waive.

        Your tender of Old Notes and delivery of the corresponding Consent will not be deemed to have been validly made until all defects or irregularities in your tender or delivery have been cured or waived. All questions as to the form and validity (including time of receipt) of any delivery or withdrawal of a tender and the corresponding Consent will be determined by Colt in its sole discretion, which determination shall be final and binding. None of Colt, the Exchange Agent, the Information Agent or any other person or entity is under any duty to give notification of any defects or irregularities in any tender or withdrawal of any Old Notes or Consents, or will incur any liability for failure to give any such notification.

14.   Backup Withholding

        Under current U.S. federal income tax law, the Exchange Agent (as payor) may be required to withhold a portion of any payments made to certain holders (or other payees) pursuant to the Exchange Offer and other transactions described in the Offer to Exchange and Disclosure Statement. To avoid such backup withholding, each tendering U.S. holder or other U.S. payee must provide the Exchange Agent with its correct taxpayer identification number ("TIN") and certify that it is not subject to backup withholding by completing Form W-9 of the Internal Revenue Service (the "IRS"), or otherwise establish an exemption from the backup withholding rules. In general, for an individual, the TIN is such individual's social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, the U.S. holder (or other U.S. payee) may be subject to a $50 penalty imposed by the IRS, and any reportable payments made to such person may be subject to backup withholding at the applicable rate, currently 28%. Such reportable payments generally will be subject to information reporting, even if the Exchange Agent is provided with a TIN. If a U.S. holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. holder should write "Applied For" in the space provided for the TIN in Part I of Form W-9, sign and date the Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN prior to the date of payment, the Exchange Agent will withhold 28% of any reportable payments made to the U.S. holder. For further information concerning backup withholding and instructions for completing Form W-9 (including how to obtain a TIN if you do not have one and how to complete Form W-9 if the Old Notes are held in more than one name), consult the instructions in Form W-9. All IRS forms mentioned herein may be obtained on the IRS website at www.irs.gov.

        Certain persons (including, among others, all corporations and certain non-U.S. persons) are not subject to these backup withholding and reporting requirements. Exempt U.S. persons should indicate their exempt status on Form W-9. To satisfy the Exchange Agent that a non-U.S. person qualifies as an exempt recipient, such person must submit a properly completed appropriate IRS Form W-8 (W-8BEN, W-8BEN-E, W-8ECI, W-8EXP, or W-8IMY), signed under penalties of perjury, attesting to that person's non-U.S. status. The applicable IRS Form W-8 can be obtained from the Exchange Agent. Holders should consult their tax advisors as to any qualification for exemption from backup withholding, and the procedure for obtaining the exemption.

        A person's failure to complete Form W-9, the applicable IRS Form W-8 or other appropriate form will not, by itself, cause such person's Old Notes to be deemed not properly tendered, but may require the Exchange Agent to withhold a portion of any payments made to such person pursuant to the offers and other transactions described in the Offer to Exchange and Disclosure Statement. Backup withholding is not an additional U.S. federal income tax. Rather, the amount of U.S. federal income tax withheld will be creditable against the U.S. federal income tax liability of a person subject to backup withholding. If backup withholding results in an overpayment of U.S. federal income tax, a refund may be obtained provided that the required information is timely furnished to the IRS.

        NOTE: FAILURE TO COMPLETE AND RETURN FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFERS AND OTHER TRANSACTIONS DESCRIBED IN THE OFFER TO EXCHANGE AND DISCLOSURE STATEMENT. PLEASE REVIEW FORM W-9 AND INSTRUCTIONS CONTAINED IN THIS CONSENT AND LETTER OF TRANSMITTAL AND CONSULT YOUR TAX ADVISOR FOR ADDITIONAL DETAILS.

        IMPORTANT: THIS CONSENT AND LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF TOGETHER WITH OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE CONSENT EXPIRATION TIME IF YOU DESIRE TO RECEIVE THE TOTAL CONSIDERATION OR ON OR PRIOR TO THE EXPIRATION DATE IF YOU DESIRE TO RECEIVE THE EXCHANGE CONSIDERATION.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all payments made to me on account of the New Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 28% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

SIGNATURE:	DATE:

QuickLinks

  Exhibit T3E.2
NOTE: SIGNATURES MUST BE PROVIDED BELOW BY ALL HOLDERS TENDERING OLD NOTES PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
ACKNOWLEDGEMENT OF REPRESENTATIONS AND WARRANTIES BY HOLDERS THAT ARE TENDERING OLD NOTES
NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
PLEASE SIGN HERE (To be completed by all tendering and consenting holders of Old Notes) (In addition, complete Form W-9 or applicable Form W-8; see Instruction 13)
SIGNATURE GUARANTEE (If required; see Instruction 4)
SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 4 and 5)
SPECIAL DELIVERY INSTRUCTIONS (See Instructions 4 and 5)
INSTRUCTIONS Forming Part of the Terms and Conditions of the Exchange Offer and the Consent Solicitation
LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO COLT, DTC OR THE TRUSTEE.